Exhibit 10.14

AMENDMENT NO. 6 TO SENIOR CREDIT AGREEMENT This Amendment No. 6 to Senior Credit Agreement (this “Amendment”) is made and entered into as of September 9, 2020, by and among Denim.LA, Inc., a Delaware corporation d/b/a DSTLD (the “Borrower”), the stockholders of the Borrower signatories below (“Stockholders”), bocm3-DSTLD-Senior Debt, LLC, a Utah limited liability company (“First Lender”) and bocm3-DSTLD-Senior Debt 2, LLC, a Utah limited liability company (“Second Lender” and together with the First Lender, the “Lenders”). In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; it is hereby agreed that: ARTICLE I. DEFINITIONS When used herein, the following terms shall have the following specified meanings: “Amendment” shall mean this Amendment No. 6 to Senior Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time. “Credit Agreement” shall mean that certain Senior Credit Agreement, dated as of March 10, 2017, by and among the Borrower, Stockholders and First Lender, as amended by that certain Amendment No. 1 to Senior Credit Agreement, dated as of July 1, 2017 (“Amendment No. 1”), that certain Amendment No. 2 to Credit Agreement, Security Agreement and Management, dated as of March 30, 2018 (“Amendment No. 2”), and that certain Limited Waiver and Amendment No. 3 to Senior Credit Agreement, dated as of April 30, 2018 (“Amendment No. 3”), that certain Amendment No. 4 to Senior Credit Agreement, dated as of February 28, 2019 (“Amendment No. 4”), and that certain Amendment No. 5 to Senior Credit Agreement and Security Agreement, dated as of February 7, 2020 (“Amendment No. 5”, and, together with Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, collectively, the “Amendments”), and as further amended, modified, supplemented, extended or restated from time to time. Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement. ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT Amendments. The Credit Agreement is hereby amended as follows: Section 1.1. The definition of “Note Maturity Date” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

“Note Maturity Date” means June 30, 2021. Section 2.1(d). Section 2.1(d) is hereby deleted in its entirety and replaced with the following. Additional Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations of Borrower herein set forth, Second Lender hereby agrees to make one or more additional loans to Borrower (the “Additional Loans”, and together with the First Loan, Second Loan and Remaining Loans, the “Loans”), as set forth in this Section 2.1(d). Second Lender agrees hereby agrees to lend to Borrower (i) an Additional Loan of up to $1,000,000 on or about February 28, 2019, (ii) an Additional Loan of up to $1,000,000 on or about August [∙], 2020, provided, in each case, that Second Lender has funding for each such Additional Loan, which Second Lender has sought on a best-efforts basis. Second Lender may make up to $2,000,000 of Additional Loans in Second Lender’s sole discretion; provided, however, that Second Lender shall waive the carried interest payable by any investor introduced to Second Lender by Borrower that provides at least $250,000 to Second Lender. Concurrent with the delivery by Second Lender of the Additional Loan proceeds to the Borrower set forth in the preceding sentence, Borrower shall execute and deliver to Second Lender a note dated as of the applicable date of such funding in the principal amount of such Additional Loan. The use of proceeds for any such Additional Loans shall be as agreed by Second Lender and Borrower. Section 2.3(b). The following is hereby appended to the end of the final sentence of Section 2.3(b) of the Credit Agreement: provided, however, that, notwithstanding anything in this Agreement to the contrary, for the Interest Payment Dates that would otherwise occur with respect to the calendar months of July 2020 through and including September 2020 Borrower shall not be required to pay interest in cash; provided, however that a total of $172,260.59 shall be added to the principal balance of the Loans as a result of such deferral. Section 2.4. The last sentence of Section 2.4 is hereby deleted in its entirety and replaced with the following: With respect to each Additional Loan, borrower shall pay to bocm3, LLC, a nonrefundable closing fee of 5% of the amount of such Additional Loan (the “Additional Loan Closing Fee”), with such fee payable on a pro rata basis relative to the amount of any Additional Loan actually funded, plus all accounting, legal fees and third party consultant fees arising out of such Additional Loan to offset transaction costs of bocm3, LLC and its Affiliates; provided, however, that Second Lender shall waive the Additional Loan Closing Fee with respect to any investor introduced to Second Lender by Borrower that provides at least $250,000 to Second Lender. A pro rata portion of the Additional Loan Closing Fee shall be payable on the date of funding of each draw of the Additional Loan is made, and may be withheld from the proceeds of such Additional Loan proceeds. Section 2.6. The last sentence of Section 2.6 is hereby deleted in its entirety and replaced with the following: Borrower shall issue to Second Lender warrants to purchase Borrower’s common stock representing 1.358% of the Capital Stock of Borrower on a fully-diluted basis on the Closing Date of each Additional Loan (each an “Additional Warrant’) for each $250,000 of the principal amount of the Additional Loans funded on the Closing date of such Additional Loan, which shall be prorated based on the actual amount of such Additional Loan, at an exercise price of $0.16 per share. Each Additional Warrant shall be in the form attached hereto as Exhibit B. Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS The Borrower hereby represents and warrants to the Lenders that: Credit Agreement. All of the representations and warranties made by Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment. Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by Borrower. This Amendment is the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV. MISCELLANEOUS Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect. Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof. Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction. Conditions. The effectiveness of this Amendment is subject to Lender having received from Borrower such documents and other materials as Lender shall request, in form and substance satisfactory to Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 4.9 of this Amendment. Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to Borrower by Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance. No Defenses. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby. Ex penses and Attorneys ’ Fees . Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof, all subject to the restriction set forth in Section 2.4 of the Credit Agreement. Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following Lender’s request, and at the expense of Borrower, such other documents or instruments as Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment. [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 to Senior Credit Agreement as of the date first written above. DENIM.LA, INC. d/b/a DSTLD By: Name:Hil davis Title: CEO BOCM3-DSTLD-SENIOR DEBT, LLC By: Name: Gregory D. Seare Title: Manager BOCM3-DSTLD-SENIOR DEBT 2, LLC By: Name: Gregory D. Seare Title: Manager STOCKHOLDERS Mark Lynn Corey Epstein [Signature page to Amendment No. 6 to Credit Agreement]